AMENDMENT DATED JUNE 10, 1999
                         TO THE PROSPECTUS OF
                       THE AEGIS VALUE FUND, INC.
                        DATED OCTOBER 30, 1998


     The Fund's prospectus is hereby amended to delete any reference to the Fund's redemption fee, including the entire description beginning on page 21 in the section entitled "Redemption Fee".
     Effective June 10, 1999 the Fund will no longer charge any redemption fee on shares of the Fund held for a period of less than two years. Therefore, the prospectus section "How to Redeem Shares" beginning on page 19 is hereby amended to delete the phrase "less any redemption fee for shares held less than two years (see "Redemption Fee" below)" from the second sentence of that section.


    	The table of Fund expenses on page 4 of the prospectus is hereby amended as follows:


Shareholder Transaction Expenses
Max. Sales Load Imposed on Purchases				                       None
Max. Sales Load Imposed on Reinvested Dividends			             None
Redemption Fee							                                          None

Annual Fund Operating Expenses (as a percentage of average daily net assets)
Management Fees							                                         1.20%
12b-1 Fees								                                             None
Other Expenses (after waivers)					                            0.30%
Total Fund Operating Expenses (after waivers)			               1.50%

Example
You would pay the following expenses			                1Year	     	3 Years
on a $1,000 investment, assuming (1) a 5%
annual return, and (2) redemption at the			             $15		        $47
end of each time period:

You would pay the following expenses
on the same investment, assuming no	               			  $15		        $47
redemption:


             Please keep this amendment for future reference.